SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 5, 2000
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                       Storm High Performance Sound Corp.

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                Exact Name of Registrant as Specified in Charter)


           Florida                     0-29011             52-2048394
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      (State or other Jurisdiction    (Commission        (IRS Employer
            of Incorporation)         File Number)     Identification No.)


                     8756 122nd Avenue NE Kirkland, WA 98033
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              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (425) 827-7817
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          (Former Name or Former Address, if Changed Since Last Report)


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          This report  describes the terms and  conditions  of a Share  Exchange
          Agreement and Plan of Merger between the Storm High Performance Sound Corporation ("Storm") and North Coast Productions, Inc. ("North Coast") dated as of April 4, 2000, and effective as of April 5, 2000.

Item 2    Acquisition of Assets

          On January 28, 2000,  Storm  entered into a Stock  Purchase  Agreement
          ("Stock Purchase Agreement") with North Coast, whereby, effective March 31, 2000, North Coast became the holder of 7,115,593 shares, of the 8,521,599 shares of common stock of Storm issued and outstanding at the time of the transaction. The Stock Purchase Agreement was previously discussed in Storm's Form 8-K filed on April 3, 2000.

          The Stock Purchase Agreement called for North Coast to be merged into Storm under provisions of Florida Statutes, Annoted.

          The merger of North Coast into Storm was consummated under the Share Exchange Agreement effective April 5, 2000. Storm issued 25,000,000 shares of its restricted common stock to the eighteen (18) shareholders of North Coast in exchange for all of the issued and outstanding common stock of North Coast. Concurrently, the 7,115,593 shares of common stock of Storm held by North Coast which were issued pursuant to the January 28, 2000 Stock Purchase Agreement, were returned to Storm and cancelled.

          Under the Share Exchange Agreement, Storm shall continue as the surviving corporation and the separate corporate existence of North Coast shall cease.

          The business activities and the use of assets of North Coast including cash, receivables and intangibles and the payment of North Coast's $1,000,000 convertible debentures and North Coast's loans and accounts payable will be that of Storm as the surviving corporation.

          The organization, general history, business activity and plan of operations of North Coast were disclosed previously in Strom's Form 8-K filed on April 3, 2000.

          A copy  of  the  Stock  Purchase  Agreement  and  the  Share  Exchange
          Agreement   are  filed   herewith  as  Exhibit  2.1  and  Exhibit  2.2
          respectively and incorporated herein by reference.

          Storm intends to hold a special meeting of shareholders to consider and vote upon the following matters:

          a) The redomiciling of Storm's state of incorporation form Florida to Nevada.

          b) The adaption of restated By-Laws and an Amendment of the Articles of Incorporation approving a change of name to North Coast Productions Inc.

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          c)   The adoption of an  Amendment  to the  Articles of  Incorporation
               increasing the authorized capital stock to 200,000,000 shares of $0.001 par value voting common stock and 50,000,000 shares of $0.001 par value preferred stock.

          d) Other corporate matters to be set forth in a Notice of Special Meeting of Stockholders to be sent to the Company's stockholders.

          Until the name change is approved by the stockholders, Storm will carry on its business as The Storm High Performance Sound Corporation dba North Coast Productions, Inc.

Item 7    Financial Statements, Pro Forma Financial Information and Exhibits.
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          (1)  Financial Statements of Business Acquired.  The audited financial statements of North Coast required by this item 7(a) are not yet available. Storm expects that the audited financial statements of Storm will be completed and filed by amendment to this Form 8-K under cover of Form 8-K/A within 60 days after the date of this Form 8-K.

          (2) Pro Forma Financial Information. The Pro Forma Financial Information of Storm and North Coast required by this Item 7(b) are not yet available. Storm expects that the pro forma financial statements will be completed and filed by Amendment to this 8-K under cover of Form 8-K/A within 60 days after the date of this Form 8-K.

          (3) Exhibit 2.1 Stock Purchase Agreement dated as of January 28, 2000 by and between The Storm High Performance Sound Corporation and North Coast Productions Inc.

          (4) Exhibit 2.2 Share Exchange Agreement and Plan of Merger dated as of April 4, 2000 by and between The Storm High Performance Sound Corporation and North Coast Productions Inc.

The Exhibits to the Stock Purchase Agreement and to the Share Exchange Agreement and Plan of Merger as listed in the index of Exhibits to each agreement are omitted pursuant to Rule 601(b)(2) of Regulation S-B. The Company agrees to furnish such documents supplementally to the Securities and Exchange Commission upon request.

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                                  EXHIBIT INDEX

Exhibit                            Description

2.1 Stock Purchase Agreement dated as of January 28, 2000 by and between The Storm High Performance Sound Corporation and North Coast Productions Inc.

2.2 Share Exchange Agreement and Plan of Merger dated as of April 4, 2000, by and between The Storm High Performance Sound Corporation and North Coast Productions Inc.


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated April 19, 2000                The Storm High Performance Sound Corporation


                                            By:  /s/ Patrick F. Charles
                                               ________________________
                                                 Patrick F. Charles

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